Exhibit 99.1
Investor Presentation Recapitalization of Nevada Banks July 2009

Disclaimer UNLESS OTHERWISE INDICATED, THE FINANCIAL DATA AND RATIOS PRESENTED IN THIS PRESENTATION ASSUME THAT NONE OF OUR PUBLIC SHAREHOLDERS WILL VOTE AGAINST THE TRANSACTION AND SEEK CONVERSION OF THEIR PUBLIC SHARES INTO CASH IN ACCORDANCE WITH OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. OUR SPONSOR OR OTHER AFFILIATES MAY ALSO ENTER INTO ARRANGEMENTS TO PURCHASE SHARES IN ORDER TO FACILITATE THE APPROVAL OF THE ACQUISITIONS. SUCH ARRANGEMENTS MAY ULTIMATELY BE REPAID WITH FUNDS FROM THE COMPANY UPON A CLOSING. IN THE EVENT THERE ARE STOCKHOLDER REDEMPTIONS OR PURCHASES PURSUANT TO SUCH AFFILIATE ARRANGEMENTS IT WOULD DIMINISH THE FUNDS AVAILABLE TO US AFTER THE ACQUISITION FOR WORKING CAPITAL, GENERAL CORPORATE OR OTHER PURPOSES AND COULD HAVE A MATERIAL ADVERSE IMPACT ON THE FINANCIAL DATA AND RATIOS SET FORTH IN THIS PRESENTATION. THIS DOCUMENT CONTAINS CONFIDENTIAL INFORMATION. BY REVIEWING THIS DOCUMENT THE RECIPIENT AGREES THAT IT WILL CAUSE ITS DIRECTORS, OFFICERS, EMPLOYEES AND REPRESENTATIVES TO USE THIS DOCUMENT AND SUCH INFORMATION ONLY TO EVALUATE A SPECIFIC TRANSACTION WITH THE GLOBAL CONSUMER ACQUISITION CORP. AND FOR NO OTHER PURPOSE, WILL NOT DIVULGE ANY SUCH INFORMATION TO ANY OTHER PARTY AND SHALL RETURN THIS DOCUMENT TOGETHER WITH ANY COPIES THEREOF AND ALL SUCH INFORMATION TO GLOBAL CONSUMER ACQUISITION CORP. UPON REQUEST THEREFORE. THESE MATERIALS ARE BEING SUPPLIED TO YOU SOLELY FOR YOUR INFORMATION AND FOR USE AT THE PRESENTATION. THIS PRESENTATION AND THESE MATERIALS MAY NOT BE REPRODUCED, REDISTRIBUTED OR PASSED ON, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR PUBLISHED, IN WHOLE OR IN PART, BY ANY MEDIUM OR FOR ANY PURPOSE. NEITHER THESE MATERIALS NOR THE PRESENTATION CONSTITUTES OR FORMS PART OF ANY OFFER OR INVITATION TO SELL OR ISSUE, OR ANY SOLICITATION OF ANY OFFER TO PURCHASE OR SUBSCRIBE FOR, OR ANY OFFER TO UNDERWRITE OR OTHERWISE ACQUIRE ANY GLOBAL CONSUMER ACQUISITION CORP. SHARES OR ANY OTHER SECURITIES NOR SHALL THEY OR ANY PART OF THEM NOR THE FACT OF THEIR DISTRIBUTION OR COMMUNICATION FORM THE BASIS OF, OR BE RELIED ON IN CONNECTION WITH, ANY CONTRACT, COMMITMENT OR INVESTMENT DECISION IN RELATION THERETO. THE INFORMATION INCLUDED IN THIS PRESENTATION MAY BE SUBJECT TO UPDATING, COMPLETION, REVISION AND AMENDMENT AND SUCH INFORMATION MAY CHANGE MATERIALLY. NO PERSON IS UNDER ANY OBLIGATION TO UPDATE OR KEEP CURRENT THE INFORMATION CONTAINED IN THE PRESENTATION AND THESE MATERIALS AND ANY OPINIONS EXPRESSED IN RELATION THERETO ARE SUBJECT TO CHANGE WITHOUT NOTICE. 1

Disclaimer The information in this presentation contains, and our responses to various questions may include, certain forward-looking statements which reflect our view as of this date of future events and financial performance. Forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement. There can be no assurance that future developments affecting us will be those that we have anticipated. In addition, our future results of operations could differ materially from historical results or current expectations, as more fully discussed in our safe harbor statements found in our SEC filings. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risk that the businesses acquired in our initial acquisition will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) revenues following the acquisitions may be lower than expected; (iii) the ability to obtain governmental and regulatory approvals of the acquisitions on the proposed terms and schedule; (iv) the failure of our shareholders to approve the acquisitions; (v) general volatility of the market price of our securities; (vi) governmental, regulatory and public policy changes; and (viii) material differences in the actual financial results of acquisitions and acquisition activities compared with our expectations, including the full realization of anticipated cost savings and revenue enhancements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. The industry and market data contained in this presentation is based either on management’s own estimates, independent industry publications, reports by market research firms or other published independent sources and, in each case, are believed by management to be reasonable estimates. However, industry and market data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market shares. We have not independently verified market and industry data from third-party sources. In addition, consumption patterns and consumer preferences can and do change. As a result, you should be awa re that market share, ranking and other similar data set forth herein, and estimates and beliefs based on such data, may not be verifiable. 2

Key Investment Considerations GCAC is recapitalizing a newly formed Nevada bank holding company to be called Western Liberty Bancorp (“WLB”) with up to approximately $300 million of new equity, creating one of the best capitalized commercial banks in the Southwest region. Opportunity: Attractive target markets with strong demographics, growth potential and limited competition · Market turmoil positions WLB to participate in government-assisted deals and to make prudent acquisitions to support organic growth · Pullback of existing lenders creates an opportunity for a well-capitalized institution to be highly selective in underwriting decisions Management: Experienced local management team with knowledge, expertise and established relationships vital to successful deposit gathering Sponsorship: Financial sponsor has cumulative over 55 years of experience providing capital to Nevada businesses and significant credit judgment. Additional commitment through up to $140 million of privately negotiated share repurchases Earnings Power: Resulting balance sheet could allow for over $2.00 in EPS power Valuation: Creating WLB at estimated 1.29x tangible book value (equates to $7.75 per share) with excess capital (32% tangible common ratio) to support significant EPS growth Note: All financial data assumes no shareholders elect to redeem their shares for cash in trust. 3

Transaction Summary GCAC will concurrently recapitalize: · The Nevada branch franchise (“NevOps”) of Colonial Bank, a subsidiary of Colonial BancGroup (NYSE: CNB), a $26 billion financial services company headquartered in Montgomery, Alabama · 1st Commerce Bank, a small de novo Nevada bank formed by Capitol Bancorp Limited (NYSE: CBC) and local Nevada executives. 1st Commerce carries a Nevada bank charter Following the proposed transaction, Western Liberty Bancorp will include the following: · 22 branch franchise locations located in the State of Nevada ·$ 477 million of gross loan assets ·$ 534 million of total deposits · Up to $297 million in cash As part of the recapitalization, GCAC has selected only those loan assets of NevOps that it deems to be higher quality credits and has been able to leave the seller with all other loans WLB will be positioned to be a dominant community bank in Nevada and expects to be able to take advantage of opportunistic situations 4

Transaction Summary (cont) WLB will be a “new” financial institution in Nevada. Community bank focused on conservative business and commercial real estate lending, consumer lending, treasury management services, trade finance and depository products Burden from troubled legacy loans mitigated by self-selection of portfolio Well-capitalized with ability to meaningfully grow balance sheet and take advantage of distressed bank situations Excess capital available to participate in government-assisted transactions Discussions underway to add several highly-seasoned and well-regarded senior bankers on a post-closing basis Western Liberty Bancorp—Estimated Selected Financial Data Assets $833.4 Tangible Common Ratio 32.3% Loans 459.81 Tier 1 Leverage Ratio 30.7% Deposits 533.7 Tier 1 Risk-Based Capital Ratio 52.4% Stockholders’ equity 298.1 Total Risk-Based Capital Ratio 52.4% Tangible Book Value 255.7 Note: All financial data is subject to final purchase accounting adjustments and assumes no shareholders elect to redeem their shares for cash in trust. 1 After estimated purchase accounting adjustments. 5

Creating Western Liberty Bancorp GCAC CEO—Jason Ader WLB (Holdco) President—Daniel Silvers COO—Laus Abdo CFO—TBD Colonial 100% Ownership NevOps 1st CEO—Mark Daigle CFO—TBD (same as Holdco) Commerce CLO—Mark Carr 1st Commerce 6

Market Opportunity — Building Market Share The Nevada market is currently dominated by large multi-national and super-national banks This represents a large market opportunity for a Nevada-focused community bank to gain market share Top Nevada Banks by Deposits Rank # of Total Deposits ($mm) Market Share 2008 2007 Institution Branches 2008 2007 2008 2007 1 1 Citigroup Inc. (1) 23 $82,547.8 $76,092.3 46.2% 43.3% 2 2 JPMorgan Chase & Co. (1) 39 41,213.5 63,682.8 23.1% 36.2% 3 3 Wells Fargo & Co. 136 27,181.4 9,524.6 15.2% 5.4% 4 4 Bank of America Corp. 90 9,682.6 8,967.4 5.4% 5.1% 5 5 Zions Bancorp. 68 5,027.2 4,633.3 2.8% 2.6% 6 6 Western Alliance Bancorp 21 2,388.2 2,585.7 1.3% 1.5% 7 7 U.S. Bancorp 91 1,760.3 2,308.7 1.0% 1.3% 8 10 Marshall & Ilsley Corp. (2) 1 1,702.6 762.1 1.0% 0.4% 9 9 Community Bancorp 13 1,255.7 1,174.3 0.7% 0.7% 10 8 Omaha Financial Holdings Inc. 8 1,204.7 1,208.7 0.7% 0.7% Pro Forma Western Liberty Bancorp 22 $533.7 $533.7 0.3% 0.3% Total For Institutions In Market 608 $178,749.4 $175,741.2 Source: SNL Financial. (1) National banking operations (2) Trust asset management 7

Recent Private Equity Activity in Commercial Banking

There has been significant private equity interest spurred by current dislocation within the sector. WLB is unique in offering public investors a chance to participate.

Buyer	Acquirer (if different)	Target	Announcement	Closing
Fortress Investment Group LLC	–	First Southern Bancorp (FSOF)	05/30/09	Pending
Crestview Partners LP	–			
Lightyear Capital LLC	–			
BankUnited	W.L. Ross & Co. LLC#	BankUnited FSB	5/21/09	05/21/09
	Carlyle Investment Management#			
	Blackstone Group#			
Commerce Street Financial Partners	–	Bank of Georgetown	05/08/09	05/08/09
Wilbur Ross	–	First Bank and Trust Co. of Indiantown	01/16/09	Pending
OneWest Bank FSB	J.C. Flowers & Co. LLC/Paulson & Co.^^	IndyMac Federal Bank FSB	01/02/09	01/02/09

NA = not disclosed NM = not material
# Five other private equity investors participated in the deal
^ BankUnited FSB failed, investors acquired banking operations from FDIC and injected $900 million in capital into the institution
^^ Investors purchased IndyMac's assets, assumed the deposits at a discount of $4.7 billion and injected $1.55 billion in common equity

WESTERN LIBERTY BANCORP
8

Nevada Business Climate From 2000 to 2008, Nevada has grown by over 30% to more than 2.6 million people · Clark County has grown more than 35% to approximately 1.9 million people Nevada offers one of the most favorable tax structures in the nation and is consistently cited as having one of the best overall business climates in the nation Nevada’s tax structure is designed to be less burdensome to businesses and their employees · No corporate income tax · No personal income tax · No inventory tax · Property Tax — Property tax in Clark County is approximately $3.03 per $100 assessed value (assessment ratio is 35%) · Sales Tax — Sales Tax in Southern Nevada is 8.1% — Nevada does not charge sales tax on food items for home use, medicine or medical services Nevada, in particular Las Vegas, attracts a significant number of wealthy entrepreneurs Nevada also boasts attractively low rates for workers’ comp and a pro-business attitude Landlords currently offering attractive incentives to business owners including large tenant improvement allowances, lower rental rates and generous free rent promotions Las Vegas is likely to regain its “value” status with lower cost of living · Lower cost of living including reduced housing costs and a low tax structure will continue to attract retirees and other residents to the region We believe these factors are even more important today given the challenging business environment and will help Las Vegas with strong growth as the economy rebounds 9

Lessons Learned Issues Solution · Excess liquidity drove ever increasing home prices • Private banking will make select mortgage loans to Aggressive Loan resulting in bubble top customers • Result was sustained period of artificially low • Conservative mortgage underwriting policies Underwriting Policies defaults · Focus on secondary market originations versus • False sense of security drove lenders to underwrite portfolio mortgage loans riskier loans—sub-prime, high LTV, “liar” loans, etc. · Commercial banks engaged in poor underwriting • Strong underwriting skills and practices Poor Corporate Loan practices and reliance on personal guarantees • Credit decisions in Nevada with experienced team Underwriting and Heavy • Weak credit analysis skills • Real estate loans only to income producing assets Reliance on Guarantees • Over reliance on funding real estate projects, • Balanced loan portfolio including land • Sponsor team has significant credit experience · In order to raise fast cash, many banks relied on • Western Liberty Bancorp’s funding strategy will Reliance on High Cost high cost brokered deposits for funding focus on raising core deposits Brokered Deposits to Fund • Cost of brokered deposits generally 100 to 200 bps • Deposit growth will be driven by relationships and Loan Growth higher than core deposits branch network and will focus on traditional business banking • Forced banks to look for high yielding (i.e. riskier) loans · In order to meet increasing demand, banks relied • Western Liberty Bancorp will not outsource on loan brokers and correspondents to source loans originations to brokers Utilization of Brokers to • Focus will be on relationships and business banking • Brokers originating loans had no “skin in the game” Meet Loan Demand • Western Liberty Bancorp will utilize local knowledge and experience as well as sound underwriting practices to drive superior loan performance · Western Liberty Bancorp will enter market with a • Losses have eaten into capital base at most banks well-capitalized, healthy balance sheet Market Correction Has • Expectations for further losses have forced most • Western Liberty Bancorp will be well-positioned to Negatively Impacted Banks banks to limit/cease loan origination originate high-quality, non-“legacy” loans 10

Leverage Local Market Relationships and Expertise Management possesses extensive knowledge of the Nevada market and offers unparalleled expertise in the Real Estate and Gaming Sectors. HoldCo officers will be instrumental in prospective credit processes. Jason Ader • Widely regarded as a leading expert in the gaming and hospitality industry Chairman and Chief Executive • Top-ranked gaming and lodging industry research analyst by Institutional Investor (1994-2002) Officer • 20+ years of experience as an analyst and investor in the Nevada market HoldCo • Member of the Board of Directors of Las Vegas Sands Corp (LVS) Daniel Silvers • Oversaw Gaming and Real Estate investments at Fortress Investment Group (2005-2008) · Senior member of the Real Estate, Gaming and Lodging Investment Banking Group at Bear Stearns specializing in the gaming and President hospitality industry HoldCo • Instrumental in more than 35 transactions within the gaming and hospitality industry totaling over $13 billion Laus Abdo • 20+ years of Nevada based experience in commercial real estate, gaming and finance · Senior Advisor on over $500 million of real estate related debt placement and restructurings Chief Operating Officer · Senior level executive experience as Chief Executive Officer and Chief Financial Officer HoldCo Mark Daigle • More than 8 years as President/CEO of Colonial Bank’s Nevada operations President and Chief Executive • Grew the Colonial Nevada franchise from $250 million to $1 billion in assets over 8 years through grassroots relationships Officer • Active member of the Las Vegas community, serving on the Board of Directors of several local charities BankCo To Be Announced • CFO expected to be announced following deal announcement Chief Financial Officer HoldCo and BankCo 11

In Place Employee Infrastructure



CEO/President Mark Daigle
Executive Admin Precy VanHoven
Sr. Credit Officer Mark Carr
Loan Administration
Credit Administration
Northern Lending
CRE Dennis Harms
Lending Officer Tom Newman
Lending Officer Jeff Vuletich
Commercial Lending Wayne Carsburg
Lending Officer Vic Nikonchuc
City President Craig Schorr Stateline
City President Ken McConwell Fallon
Southern Lending
CRE Rick Yach
Lending Officer Linda Natale
Lending Officer Kelly Hahn
Commercial Lending Steve Trang
Lending Officer Hank Opalanski
Retail Banking Dir Richard Veitz
Mortgage Officer Rick Hoover Las Vegas
Mortgage Manager Joni Fleener Idaho Falls 1 Loan Originator
Mortgage Manager Jeannie Hollis Reno 7 Loan Originators
Business Banking Steve Trang
Private Banking Dir Jacque Parker
Operations Dir Diane Worker
Association Services Kim Piscione
Treasury Mgmt Sean Sullivan
Southern Market Mgr Dave Berkowitz 14 Branches
Northern Market Mgr Debra Herman 8 Branches
9 Managers 14 Asst Managers 12 CSRs 14 Branch Specialists 21 Tellers
5 Managers 8 Asst Managers 8 CSRs 8 Branch Specialists 15 Tellers
Auxiliary Services
HR Mgr Donna Duncan
Security Investigator Yvonne Gomez
Compliance Officer Brook Benson
Special Projects Michelle McKinney

WESTERN LIBERTY BANCORP

12

Western Liberty Bancorp Product Offerings WLB will seek to fill the void in the Nevada banking market. Western Liberty Bancorp Products & Services Commercial & Business Private Banking Consumer Finance & Treasury Banking — Small to mid-sized — Wealth management — Conservatively underwritten — Cash management businesses mortgages — Capital management — Rate risk management — SBA — Commercial & Industrial — Residential mortgage — Deposit services — Commercial real estate — Unsecured loans to qualified — Leasing borrowers — Owner occupied real estate 13

Geographic Footprint — Branch Locations 22 branch locations located throughout Nevada Branch network provides a stable source of low cost deposits Reno (8) Las Vegas (14) Colonial Branch Location 1st Commerce Branch Location 14

Balance Sheet Potential WLB is expected to have a substantial Tangible Book Value (relative to the size of its loan portfolio) upon closing. Assuming a range of capital ratios and pro forma Tangible Book Values, WLB could grow its balance sheet significantly. Sensitivity of Potential Loan Portfolio Illustrative Initial Tangible Book Value ($ millions) $200 $250 $300 5.0% $3,600 $4,500 $5,400 io 6.0% 3,000 3,750 4,500 7.0% 2,571 3,214 3,857 everage Rat 8.0% 2,250 2,813 3,375 Tier I L 9.0% 2,000 2,500 3,000 10.0% 1,800 2,250 2,700 Note: Assumes loan portfolio represents 90% of tangible assets. Assumes no shareholders elect to redeem their shares for cash in trust. 15

Illustrative EPS Drivers Excess equity capital may provide WLB with the opportunity to grow balance sheet and earnings per share over a three to five year period without having to access the capital markets. Illustrative Assumptions Net Interest Margin 4.5% Net Non-interest Expense (% of Total Assets)1 2.0% Income Tax Rate 36.5% Assumed P/E for Diluted Share Calculation 10.0x Illustrative Asset Base (in millions, except EPS) $1,000.0 $1,500.0 $2,000.0 $2,500.0 $3,000.0 $3,500.0 Illustrative Earning Assets 950.0 1,425.0 1,900.0 2,375.0 2,850.0 3,325.0 Net Interest Income 42.8 64.1 85.5 106.9 128.3 149.6 Net Non-interest Expense 20.0 30.0 40.0 50.0 60.0 70.0 Earnings before tax 22.8 34.1 45.5 56.9 68.3 79.6 Income Tax Expense 8.3 12.5 16.6 20.8 24.9 29.1 Net Income $14.4 $21.7 $28.9 $36.1 $43.3 $50.6 Diluted Shares Outstanding (millions)2 33.5 33.5 33.5 33.5 33.5 36.4 EPS — Treasury Method $0.43 $0.65 $0.86 $1.08 $1.29 $1.39 Incremental Proceeds from Warrant Exercise 0.0 0.0 0.0 862.3 862.3 862.3 Implied Incremental Earning Assets 0.0 0.0 0.0 8,622.9 8,622.9 8,622.9 Incremental Income from Warrant Cash Investment 0.0 0.0 0.0 388.0 388.0 388.0 Incremental Net Non-interest Expense 0.0 0.0 0.0 150.0 150.0 150.0 Incremental Earnings before tax 0.0 0.0 0.0 238.0 238.0 238.0 Incremental Income Tax Expense 0.0 0.0 0.0 86.9 86.9 86.9 Incremental Net Income $0.0 $0.0 $0.0 $151.2 $151.2 $151.2 Diluted Shares Outstanding (millions)2 33.5 33.5 33.5 94.8 94.8 94.8 EPS — With Warrant Reinvestment $0.43 $0.65 $0.86 $1.98 $2.05 $2.13 1 Treasury Method Only 2 Based upon estimated diluted shares at closing of 33.5 million (which assumes no shareholders elect to redeem their shares for cash in trust, 90% of sponsors’ promote shares retired and existing 40.4 million warrants amended to an out-of-the-money strike price) and estimated dilution from restructure/exchange of warrants and founders shares assuming a stock price of 12.5x diluted EPS in each scenario. 16

Western Liberty Bancorp Deposit Base Pro forma portfolio includes $533.7 million in total deposits and has minimal exposure to high-cost brokered deposits and CDARs, which are expected to burn off upon maturity. Brokered CDARs Non-Interest Deposits 1% Bearing 1% Transaction Accounts 20% Time Deposits 38% Interest Bearing Transaction Accounts 40% 17

Growth Strategy Focused on Core Deposits Retaining and expanding the core deposit base is critical to the growth trajectory of a healthy bank. Deposit Strategy · Branch network provides a stable secure source of low cost deposits · Grow core deposits through local relationships, an extensive branch network and traditional business and private banking · Focus on most attractive and profitable market segments Management team consisting of top producers with track record of success in our target markets Focus on Business Banking as our core strategy Acquire attractive deposit portfolios in government assisted transactions 18

High Quality Loan Portfolio & Prudent Lending WLB will leverage community relationships to source loans and will utilize local decision making to increase the efficiency and effectiveness of our underwriting. ??Prudent underwriting techniques and focus on quality loans with strong collateral · Avoidance of trouble loans—subprime, high LTV, speculative projects, etc. · Real Estate: Focus on owner occupied and income producing · Apply detailed credit underwriting principles garnered from years of debt financing experience · Sponsor team will be highly focused on downside risk in the loan approval process ??Leverage relationships within our target markets to identify attractive opportunities · Our team consists of established producers with local knowledge and established relationships ??Intensive client coverage and calling effort · Focused calling effort to identify and target opportunities to grow and expand client base ??Utilization of local decision-making · Will not only increase the speed of the decision-making process, but will also increase the quality of our underwriting · Knowledge of local markets and clients will enable us to closely monitor market conditions and actively manage our portfolio and decision-making criteria ??Diversification · Strategy will utilize prudent diversification practices to minimize exposure to any particular industry or client 19

Credit Process WLB will have a robust credit process that will be focused on conservative loans with attractive pricing. Sales Risk Analysis Processing Acquisition / Credit- Collect and review Collateral and Risk Implementation of the specific Customer Credit Review Documentation Approval data Assessment Credit Decision Service Establish Contact Request Review Inspect subject Complete Loan Follow-Up Check Compliance with Customer Underwriting Application Authority Structure Preliminary Information Information Docs Determine LTV Risk Adjusted Evaluation Prepare Credit Pricing guidelines Prepare Loan and Obtain Follow up with Determine DSCR Approval established at Security Documents Customer Meeting Supporting Loan Officer Memorandum HoldCo level Information Evaluate Review Loan and Debriefing Standardized Exposure Hand Over Credit Analyze Return Security Documents Completeness/ Credit Rating File on Equity against Plausibility Evaluate Threshold Levels Close Loan Review Documentation of Secondary other Credit Sources of Approval by Disbursement Review Follow-up Repayment appropriate Related Factors committee Disbursement dependent on and Loan Boarding total relationship exposure 20

Self-Selected Loan Portfolio GCAC was prudent in its loan selection process. Loan Portfolio Selection Process (in $ millions) $1,260.2 ($477.0) $1,000 $37.9 ($36.0) ($ 111.3) $334.6 $800 ($ 329.7) $600 $783.2 $1.9 $223.3 $400 $887.7 $200 $558.0 $0 Gross Loan Assets Considered Loan Assets Acquired by WLB Net Loan Assets Remaining at Sellers KEY 1st Commerce Other Colonial Regions Colonial Nevada Franchise 21

Loan Selection Process GCAC engaged Crowe Horwath’s Financial Institutions practice to conduct in-depth reviews of the NevOps and 1st Commerce loan assets targeted by GCAC. GCAC’s diligence team vetted selected loans with a seller assigned risk grade of 3 or 4 and any loans with a risk grade of 5 or higher The team evaluated loans based upon the following factors: Type of loan Independent assessment of current collateral value Debt service coverage Strength of guarantor support Only the loans deemed to have lower risk of default were selected for inclusion in the WLB loan portfolio Crowe Horwath’s team of loan review specialists conducted on-site examinations of current credit files, including collateral and financial information, for approximately 65% of the Western Liberty Bancorp’s gross loan assets The loan review specialists assigned a risk grade to each loan based upon their observations and findings and provided GCAC with rationale for any downgrade recommendations Crowe audited the internal procedures of both Colonial NevOps and 1st Commerce WLB expects to operate with minimal exposure to the “legacy” loan problems afflicting other commercial banks in the area 22

Allocation of Portfolio by Loan Type New loan portfolio is diversified across various assets classes. Real Estate Construction 13% Real Estate 1-4 Family 7% Home Equity Lines 1% Commercial and Agricultural 9% Commercial Consumer Real Estate 1% 69% Commercial Real Estate book has been extensively reviewed by GCAC 23

Real Estate and Construction Loans The chart below details the asset composition of the real estate and construction real estate loan portfolios. Commercial Real Estate Real Estate Construction Recreation 2% Other Misc. Real Medical Office Office/Warehouse Office/Warehouse Residential Estate 9% 11% 3% Construction 2% 5% Warehouse Residential Retail 3% 9% 17% Gas Station/C-store 2% Office Mini-Warehouses 1% 6% Residential Land Restaurants Development 1% 2% Retail Church or school 22% 3% Commercial Land Development Industrial/ Manufacturing 7% 3% Developed Lodging Commercial Lot Multi-family 6% 2% Multi-family 3% Commerical Zoned 4% Office Land1 20% 57% 150.4% of the 57% of Commercial Zoned Land is comprised of 2 large institutional parcels, one of which is located on the Las Vegas Strip. 24

Western Liberty Bancorp Illustrative Valuation WLB is being created at a compelling valuation relative to its peer group, despite a likely lesser risk of loan quality deterioration than the comp set. Illustrative Valuation Summary (in millions, except per share data) Assumed Price Per Share1 $9.91 Fully Diluted Shares (treasury method)2 33.5 Implied Fully Diluted Equity Value $331.7 Cash and Cash Held in Trust $318.1 Add: Estimated Liabilities Assumed 534.6 Less: Estimated Assets Acquired 534.6 Less: Estimated Transaction Related Expenses3 19.6 Implied Initial Book Value $298.5 Less: Estimated Goodwill and other intangibles 42.4 Implied Initial Tangible Book Value $256.2 Assumed Price to Implied Initial Book Value 1.11x Assumed Price to Implied Initial Tangible Book Value 1.29x Note: GCAC balance sheet data as of March 31, 2009 1 Estimated cash in trust per share at closing. 2 Assumes no shareholders elect to redeem their shares for cash in trust, 90% of sponsors’ promote shares retired and existing 40.4 million warrants amended to an out-of-the-money strike price. 3 Includes payment of deferred underwriting fees as well as all transaction related expenses, net of deferred taxes 25

Mid-Sized Commercial Banks

Company	Ticker	Share Price	Market Cap	Total Assets	Net Interest Margin	Price / Book Value		Price / EPS		Equity / Assets		Total Deposits	Reserves / Loans
						GAAP	Tangible	2009	2010	GAAP	Tangible		
Westamerica Bancorp.	WABC	$48.10	$1,413.4	$5,428.9	5.3%	3.06x	4.78x	15.52x	14.80x	9.9%	7.1%	$4,256.3	1.3%
NBT Bancorp, Inc.	NBTB	21.06	720.7	5,406.2	4.0%	1.55x	2.25x	13.76x	13.16x	8.2%	5.8%	4,075.9	1.6%
Bank Mutual Corporation	BKMU	8.39	398.5	3,518.3	2.4%	0.98x	1.15x	22.08x	27.06x	11.5%	10.1%	2,150.9	0.8%
First Financial Bankshares Inc.	FFIN	49.05	1,019.7	3,121.4	4.7%	2.65x	3.19x	20.27x	18.87x	12.2%	10.4%	2,521.7	1.5%
Republic Bancorp, Inc.	RBCAA	22.24	457.7	3,337.6	8.1%	1.52x	n/a	10.11x	8.90x	9.1%	n/a	1,968.8	0.8%
WesBanco Inc.	WSBC	15.07	387.9	5,940.1	3.4%	0.68x	1.34x	21.53x	15.07x	11.1%	6.6%	4,205.7	1.5%
Sterling Bancshares Inc.	SBIB	6.38	535.4	5,074.8	4.3%	0.88x	1.37x	22.79x	11.81x	12.8%	9.4%	3,934.5	1.5%
Independent Bank Corp.	INDB	19.36	406.8	3,766.4	3.6%	0.99x	1.62x	12.25x	11.06x	10.5%	7.4%	2,653.7	1.4%
Pinnacle Financial Partners Inc.	PNFP	12.57	413.6	4,952.2	2.6%	0.56x	1.07x	n/a	12.96x	12.8%	7.9%	3,751.0	1.3%
Bank of the Ozarks, Inc.	OZRK	22.43	373.0	3,159.8	4.7%	1.40x	1.43x	10.58x	10.53x	10.9%	10.8%	2,290.2	1.9%
S&T Bancorp Inc.	STBA	12.05	337.4	4,314.5	3.8%	0.75x	1.24x	18.54x	8.93x	12.7%	9.0%	3,244.2	1.7%
Towne Bank	TOWN	13.08	332.0	3,305.8	3.0%	1.12x	1.57x	nm	nm	13.0%	10.7%	2,409.1	1.2%
First Financial Corp.	THFF	31.61	409.9	2,293.8	4.0%	1.40x	1.44x	18.38x	15.57x	12.9%	12.6%	1,581.3	1.2%
Hampton Roads Bankshares Inc.	HMPR	6.53	148.2	3,090.7	3.7%	0.66x	1.19x	nm	nm	11.3%	8.5%	2,286.2	2.0%
StellarOne Corporation	STEL	12.39	269.2	2,996.9	3.5%	0.77x	1.00x	nm	31.77x	13.1%	10.6%	2,386.3	1.5%
	Mean		**$508.2**	**$3,980.5**	**4.1%**	**1.27x**	**1.76x**	**16.89x**	**15.42x**	**11.4%**	**9.0%**	**$2,914.4**	**1.4%**
	Median		**406.8**	**3,518.3**	**3.8%**	**0.99x**	**1.40x**	**18.38x**	**13.16x**	**11.5%**	**9.2%**	**2,521.7**	**1.5%**
	High		**1,413.4**	**5,940.1**	**8.1%**	**3.06x**	**4.78x**	**22.79x**	**31.77x**	**13.1%**	**12.6%**	**4,256.3**	**2.0%**
	Low		**148.2**	**2,293.8**	**2.4%**	**0.56x**	**1.00x**	**10.11x**	**8.90x**	**8.2%**	**5.8%**	**1,581.3**	**0.8%**
Western Liberty Bancorp (Pro Forma) [1]	WLB	$9.91	$327.0	$833.4	4.5%	1.11x	1.29x	n/a	n/a	35.8%	30.7%	$533.7	1.5%

[1] Assumes no shareholders elect to redeem their shares for cash in trust, 90% of sponsors' promote shares retired and existing 40.4 million warrants amended to an out-of-the-money strike price. Source: SNL Financial as of July 10, 2009.

WESTERN LIBERTY BANCORP

26

Western Liberty Bancorp Illustrative Value Creation GCAC expects to eliminate as much as $168.7 million in potential dilution to existing shareholders through restructuring of warrants and founders’ shares. · Warrants: Each warrant is proposed to be exchanged for 1 warrant with an out-of-the-money strike price and 0.2 warrants with strike price that is further out-of-the-money · Founders’ Shares: at least 90% of founders’ shares will be exchanged for 3 out-of-the-money warrants striking at prices at or higher than those of the warrants Illustrative Multiple of Tangible Book Value 2.0x 1.95x 1.8x (0.38x) 1.6x (0.28x) 1.4x 1.29x 1.2x 1.0x Initial Adjust Warrant Strike Exchange of founders’ Final Price shares Note: Assumes no shareholders elect to redeem their shares for cash in trust. 27

Summary WLB will be well-positioned to become Nevada’s leading community bank. Opportunity to create a “fresh start” Nevada community bank WLB will inherit a significant footprint from 1st Commerce and Colonial · Both 1st Commerce and Colonial provide WLB with an established community banking platform and a strong retail and commercial banking presence which are vital for efficient deposit gathering · Significant relationships within the Nevada community through existing 1st Commerce and Colonial bankers · WLB has selected the highest quality assets from both banks Sponsorship has significant experience, recognition and relationships in the Nevada market WLB expects to have excess capital to grow balance sheet to support significant EPS growth which could reach over $2.00 per share · Creating WLB at estimated 1.29x tangible book value with a 32% tangible common ratio, assuming no shareholders elect to redeem their shares for cash in trust · Ability to make non-“legacy” loans at attractive spreads · Excess capital makes WLB an attractive partner for regulators as they deal with problem institutions in the region 28

APPENDICES

Operational & Systems Overview WLB will utilize the latest technology to operate its core banking systems for loan and deposit processing · Expanded use of the latest technology systems will be utilized for online banking, teller and new account platforms, credit administration, management reporting, general ledger, regulatory reporting, treasury management, human resources and payroll systems · Outsourcing services will be evaluated on a cost benefit analysis against an in-house installation Existing in house operations staff will continue to perform the following functions: · Branch audit and control functions · Loan processing, maintenance booking, documentation review and related functions · Compliance and security (reporting to Risk Management) Accounting, accounts payable, liquidity forecasting, budgeting, financial and regulatory reporting will be managed by the CFO and accounting/finance support staff Pricing and liquidity management functions will be handled by the Asset/Liability Committee consisting of the CEO, CFO, CCO and retail bank management personnel WLB will be entitled to some transition services from both Colonial and Capitol

Competitive Situation The recent financial crisis has negatively impacted the banking industry and severely limited available capital. The banking industry has seen an increased number of closures in 2008 and 2009 Target market of Nevada has been hard hit by the crisis The banks that remain are plagued with distressed real estate assets and are expected to be managing legacy portfolio and capital issues for the foreseeable future The result is a shrinking competitive landscape and severely limited available capital WLB’s strong capital base and balance sheet comprised of self-selected loans will provide a competitive advantage which will position the company to capitalize on current industry conditions. There is pent up demand for lending within Nevada as a result of the recent economic downturn and credit crises Only the mega banks currently offer specialized segmented lending in key Nevada business line drivers such as Gaming, Leisure, Alternative Energy, Franchisee Financing, Health Care and Leasing Illiquidity and restructurings are creating distressed asset acquisition opportunities in need of financing Developers, buyers, sellers and lenders are becoming more realistic about the current economic situation which should allow for transactions to occur in 2009 and 2010, providing lending opportunities 31

Well Capitalized with Strong Liquidity WLB’s balance sheet will be well capitalized at closing. Other Deposits 26% Transaction Accounts 38% Shareholders Equity 36% Note: Assumes no shareholders elect to redeem their shares for cash in trust. 32

Western Liberty Bancorp Financial Ratios WLB expects to have excess capital to pursue opportunistic acquisitions. Capital Ratios1 Equity Assets Capital Well Excess for Ratio for Ratio Ratio Capitalized Capital Tangible Common Ratio $255.7 $791.0 32.3% 5.0% $216.2 Tier 1 Leverage Ratio 255.7 833.4 30.7% 5.0% 214.1 Tier 1 Risk-Based Capital Ratio 255.7 487.9 52.4% 6.0% 226.5 Total Risk-Based Capital Ratio 255.7 487.9 52.4% 10.0% 206.9 Note: All financial data is subject to final purchase accounting adjustments and assumes no shareholders elect to redeem their shares for cash in trust. 1As defined by FDIC Capital Group descriptions published 7/2007. 33

Management Team 1st Commerce Bank Management Team Mark Daigle President and Chief Executive Officer Mr. Daigle has served as the President/CEO of Colonial Bank’s Nevada operations for over 8 years growing the business from $250MM to over $1B during that time frame. Additionally, Mr. Daigle served as interim CEO for Colonial in the Texas Region during 2001/2002. Previously, Mr. Daigle served as Colonial Bank’s Senior Lender for the Western Region covering Texas, Nevada, and Seattle and as the bank’s Senior Credit Officer for Florida. Mr. Daigle joined Colonial Bank in 1997 from SunTrust Banks, where he served in various positions over his 10-year tenure including Vice-President and Corporate Lending Officer for the Florida statewide lending division, First Vice President and manager of a Private Banking group in the Tampa market, and as a Senior Vice President and corporate/commercial lending manager in the Mid-Florida market. Mr. Daigle graduated Cum Laude from Millsaps College in 1987 with a Bachelors degree in Business Administration and a minor in Economics. To Be Determined Chief Financial Officer Mark Carr Chief Loan Officer Mr. Carr has served as the Executive Vice President and Senior Lender of Colonial Bank’s Nevada Region for the past 9 years. Mr. Carr has over 27 years of commercial banking and has served as Senior Vice President/Senior Commercial Lender, Commercial Bank of Nevada, Vice President/Commercial Lender at US Bank, Vice President and Branch Manager/Commercial Lender at Bank of America, and as Regional Vice President/Central Group at Nevada First Bank during his career. Prior to his career in banking, Mr. Carr served four years in the U.S. Navy including tours at the US Naval Academy, Annapolis, Maryland and aboard the U.S.S. Coral Sea, Alameda, California. 34

Management Team (cont.) WLB (Bank Holding Company) Management Team Jason Ader Chairman and Chief Executive Officer Mr. Ader serves as the Chairman of Global Consumer Acquisition Corp and is the founder and Chief Executive Officer of Hayground Cove Asset Management, a New York-based investment management firm. Mr. Ader also serves on the Board of Directors of Las Vegas Sands Corp. Since 2006, Mr. Ader has served as Chairman of the Board of India Hospitality Corp., an AIM-listed diversified food service and hospitality business based in Mumbai. Mr. Ader was a Senior Managing Director at Bear Stearns & Co. Inc., from 1995 to 2003, where he performed equity and high yield research for more than 50 companies in the gaming, lodging and leisure industries. From 1993 to 1995, Mr. Ader served as a Senior Analyst at Smith Barney covering the gaming industry. From 1990 to 1993, Mr. Ader served as a buy-side analyst at Baron Capital, where he covered the casino industry. Mr. Ader was rated as one of the top ranked analysts by Institutional Investor Magazine for nine consecutive years from 1994 to 2002. Mr. Ader has a B.S. degree in Economics from New York University and an M.B.A. in Finance from New York University, Stern School of Business. Daniel Silvers President Mr. Silvers is President of Global Consumer Acquisition Corp. Mr. Silvers also serves as the President of Hayground Cove Capital Partners LLC. Mr. Silvers was previously employed at Fortress Investment Group, a leading global alternative asset manager. Mr. Silvers’ primary focus was to originate, oversee due diligence for, and asset managing of Gaming and Real Estate investments in Fortress’ Drawbridge Special Opportunities Fund. Prior to joining Fortress in October, 2005, Mr. Silvers was a senior member of the Real Estate, Gaming and Lodging Investment Banking Group at Bear, Stearns & Co. Inc. In this role, Mr. Silvers was integrally involved in all aspects of the firm’s gaming and hospitality industry investment banking practice, including origination, analysis, and transaction execution. Mr. Silvers has also held positions at Wasserstein Perella & Co. and in the Equity Research Division of Bear Stearns. Mr. Silvers serves on the Board of Directors of Universal Health Services, Inc. Mr. Silvers has been instrumental in over 35 transactions aggregating over $13 billion in value. Mr. Silvers holds a Bachelor of Science degree in Economics and a Masters of Business Administration degree in Finance from The Wharton School at the University of Pennsylvania. 35

Management Team (cont.) WLB (Bank Holding Company) Management Team Laus Abdo Chief Operating Officer Mr. Abdo has an extensive background in commercial real estate, gaming and finance. Mr. Abdo founded Abdo Global Partners, Inc. in 1993. AGP is a financial advisory firm focusing on the small-cap and mid-market sectors in the commercial real estate and gaming markets. AGP’s expertise is rooted in deep sector knowledge in the commercial real estate and gaming markets. AGP advises companies, lenders and investors in asset acquisition, disposition, restructurings, private placements and similar corporate finance matters. AGP also is an advisor or direct investor in the acquisition of distressed financial assets in the commercial real estate and gaming sectors as well as traditional acquisition and development of commercial real estate. Mr. Abdo started his career in 1985 with Paine Webber and was a Vice President with Smith Barney until 1993. In 1998, Mr. Abdo was Chief Financial Officer of Phoenix Leisure a real estate company specializing in ownership and operation of gaming properties. In 2001 Mr. Abdo was Chief Financial Officer of International Gaming Corporation of America, a multi-jurisdictional licensed gaming equipment manufacturer. Mr. Abdo was promoted to Chief Executive Officer in 2002. Mr. Abdo is a graduate of Arizona State University, where he received a degree in finance. To Be Determined Chief Financial Officer 36

Board of Directors WLB (Bank Holding Company) Board of Directors Jason Ader — Chairman Daniel Silvers Mark Daigle Richard Coles Mr. Coles is a Co-Managing Principal of the Emmes Group of Companies and is a Member of their Investment Committee. Mr. Coles joined Emmes in 1997, became a Managing Director in 2004, and a Partner in 2005. Mr. Coles is the primary Principal responsible for the day to day oversight of Emmes Asset Management Company LLC and Emmes Realty Services LLC and plays a key role in the execution of the property level value enhancing strategies undertaken by the firm in respect of the assets owned and/or managed by the firm, as well as sourcing new acquisition opportunities for the firm and its partners and clients. Prior to joining Emmes, Mr. Coles worked as an asset manager and a development director of the Enterprise Development Company, overseeing numerous development and leasing projects for retail, urban specialty and office assets. Mr. Coles is the co-chair of The Enterprise Foundation, a leading non-profit provider of affordable housing, New York City advisory board. In addition, he is an active member of the Real Estate Board of New York (REBNY) as well as the Pension Real Estate Association (PREA). Mr. Coles holds a B.A. from Boston College and an M.B.A. in Finance and Accounting from New York University, Stern School of Business. Michael Frankel Mr. Frankel has been a private investor and advisor since June 2008. Prior to that time, from 1982 to June 2008, Mr. Frankel was employed at Bear Stearns & Co., Inc. where he was a Senior Managing Director since July 1990. While at Bear Stearns, Mr. Frankel was responsible for establishing and managing the Global Equity Capital Markets Group, was a member of the Commitment Committee, and managed the investment banking-research department relationship. Prior to joining Bear Stearns, from 1958 to 1982, Mr. Frankel was employed at L.F. Rothschild & Co. where he was a General Partner since 1973. At L.F. Rothschild & Co, Mr. Frankel managed the Institutional Equities Department. Mr. Frankel holds a B.S. in Economics from Lafayette College. 37

Board of Directors (cont.) WLB (Bank Holding Company) Board of Directors Andrew Nelson Mr. Nelson served as Chief Financial Officer, Assistant Secretary and Director of Global Consumer Acquisition Corp. Mr. Nelson has also served as Managing Director of Finance & Accounting at Hayground Cove since September 2005. In such capacity, Mr. Nelson is responsible for the finance and accounting functions of the firm and assists with risk management. Mr. Nelson is also a member of Hayground Cove’s Risk Committee. From 2006 to 2007, Mr. Nelson also served as controller of India Hospitality Corp. Prior to joining Hayground Cove, Mr. Nelson worked at Context Capital Management, a hedge fund located in San Diego, California specializing in the convertible arbitrage strategy, as a Senior Operations Consultant from September 2004 to August 2005. Prior to that, he was a Fund Associate at Hedgeworks LLC from September 2002 to August 2004. Mr. Nelson holds a B.S. from the University of Vermont and an M.B.A. in Finance from New York University, Stern School of Business. Mr. Nelson is a CFA charterholder. Dr. Leonard E. Goodall Dr. Goodall is a certified financial planner, co-editor of the financial newsletter, No-Load Portfolios, and writes regularly for Canadian MoneySaver and other financial publications. Dr. Goodall was a founder of Commercial Bank of Nevada, now Colonial Bank and served as chairman of the Las Vegas board of directors of the bank. He spent 38 years in higher education, including 21 at the University of Nevada, Las Vegas, first as President of the University (1979-85) and then as a professor. Prior to his tenure at UNLV, Dr. Goodall was the Chancellor at the University of Michigan-Dearborn (1971-79). He is now retired, but he still teaches seminars and one graduate course each year. Additionally, Dr. Goodall is the author of seven books, many articles and is a frequent speaker at financial seminars throughout the U.S. He is a graduate of Central Missouri State University, with a master’s degree from the University of Missouri and a Ph.D. in public administration and economics from the University of Illinois. He was awarded an honorary doctor of humane letters degree by Central Missouri State University. In 2007 he was given the Distinguished Nevadan award, which is the highest honor given by the Nevada Board of Regents. 38

Board of Directors (cont.) WLB (Bank Holding Company) Board of Directors Dr. William Stephan Dr. Stephan is a private investor and has served as a corporate director for Colonial Bank’s Nevada Region since 1998. Dr. Stephan is also an owner, director and vice chairman of Index Managers, Inc. and serves as a director of the Independent Nevada Doctors Insurance Exchange, a Professional Liability Insurance Company in Las Vegas, NV. Dr. Stephan has extensive bank start-up and board level management experience. He was a founder, director, and chairman of Continental National Bank, NV, from 1983-1992 (acquired by First Security Bank) and in 1992 served as an organizer and first chairman of Commercial Bank of Nevada, (acquired by Colonial BancGroup). Dr. Stephan also practiced medicine as a board certified anesthesiologist for more than 30 years and served as President of the Clark County Medical Society and the Nevada State Medical Association. He received the Distinguished Physician Award from NSMA. For 20 years Dr. Stephan was the chairman of the Nevada Blue Cross and Blue Shield Board of Directors and was also a Director of the Colorado and New Mexico BCBS plans. Dr. Stephan holds an A.B. from Harvard University and an M.D. from the Tufts University School of Medicine. 39

Disclaimer We intend to file a proxy statement with the Securities and Exchange Commission in connection with the special meeting of our stockholders to approve the proposed transactions (the “Special Meeting Proxy Statement”). Persons receiving this presentation are advised to read, when available, the Special Meeting Proxy Statement in connection with our solicitation of proxies for the special meeting because it will contain important information. The Special Meeting Proxy Statement will be mailed to our stockholders as of a record date to be established for voting on the proposed transactions. You will also be able to obtain a copy of the Special Meeting Proxy Statement without charge , by directing a request to: Global Consumer Acquisition Corp., 1370 Avenue of the Americas, 28th floor, New York, New York 10019, Attention: Mr. Andrew Nelson. Free copies of these documents, once available, can also be obtained, without charge, on GCAC’s website or at the SEC’s internet site (http://www.sec.gov). In addition to the proposed Special Meeting Proxy Statement, we file annual, quarterly and special reports, proxy statements and other information with the SEC. Free copies of these documents can be obtained, without charge, on the Global Consumer Acquisition Corp. website or at the SEC’s internet site (http://www.sec.gov). 40

WESTERN LIBERTY BANCORP